UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2019
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FIRST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

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Indiana (State or other jurisdiction of incorporation)	000-16759 (Commission File Number)	35-1546989 (IRS Employer Identification No.)

One First Financial Plaza
Terre Haute, Indiana 47807
(Address of Principal Executive Offices, including Zip Code)

(812) 238-6000
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

First Financial Corporation (the “Corporation”) held its annual meeting of shareholders on April 17, 2019. The final voting results relating to the matters voted on at the 2019 annual meeting of shareholders are set forth below.

1.              The three persons nominated to serve as directors of the Corporation received the following number of votes and were elected as directors to serve three-year terms expiring at the annual meeting of shareholders in 2022:

NAME	FOR	WITHHELD	Broker Non-Votes
W. Curtis Brighton	7,206,914	1,400,610	-0-
William R. Krieble	8,084,010	523,514	-0-
Ronald K. Rich	5,334,868	3,272,656	-0-

2.              The shareholders approved by the following non-binding advisory vote the 2018 compensation of our named executive officers as described in the Corporation’s proxy statement:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
6,711,059	1,837,338	59,127	1,999,034

3.              The appointment of Crowe LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2019 was ratified by the following shareholder vote:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
10,337,545	261,585	7,428	-0-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2019

FIRST FINANCIAL CORPORATION

By:	/s/ Rodger A. McHargue
Rodger A. McHargue
Secretary and Chief Financial Officer